                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: March 11, 1998
                        (Date of earliest event reported)


                            FEDERAL-MOGUL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
                                    --------
                 (State or other jurisdiction of incorporation)


         1-1511                                        38-0533580
         ------                                        ----------
 (Commission File Number)                 (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                 48034
------------------------------------------------                 -----
   (Address of principal executive offices)                    (Zip Code)


                                 (248) 354-7700
                                 --------------
               (Registrant's telephone number including area code)






The total number of pages is 22

                    INFORMATION TO BE INCLUDED IN THE REPORT

Audited Consolidated Financial Statements of Felt Products Mfg. Co. and Subsidiaries

         In connection with the acquisitions of T&N plc and Fel-Pro, Incorporated and certain affiliated entities as previously reported in the Corporation's Form 8-K's filed March 23, 1998 and March 11, 1998, respectively, the Corporation entered into a Senior Credit Agreement with The Chase Manhattan Bank, NA (the "Chase Agreement"). Pursuant to the Chase Agreement the stock of certain subsidiaries of the Corporation has been pledged as collateral for borrowings outstanding thereunder. Such pledge also secures the Corporation's ESOP Obligation.

         In the case of the stock of certain of such subsidiaries, such pledge also secures the Corporation's Medium-term notes and Senior notes (the "Notes"). As required under the provisions of the Securities and Exchange Commission's Regulation S-X Rule 3-10 "Financial statements of guarantors and affiliates whose securities collateralize an issue registered or being registered", the consolidated financial statements of Felt Products Mfg. Co. and subsidiaries ("Felt") as of December 28, 1997 and December 29, 1996 and for the three years in the period ended December 28, 1997 are included herein.

         As of April 17, 1998, the amounts outstanding (to which the stock of Felt has been pledged as collateral) under the Chase Agreement, ESOP Obligation and the Notes are $2,714.5 million, $21.9 million and $250.0 million, respectively.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements

         1. The audited consolidated financial statements of the Operating Business of Felt Products Mfg. Co. and Subsidiaries

(b)      Exhibits.

         23.1  Consent of Ernst & Young LLP

         The Corporation will furnish upon request the exhibit described above upon payment of the Corporation's reasonable expenses for furnishing such exhibit.

                                    SIGNATURE






                                           FEDERAL-MOGUL CORPORATION



                                           By: /s/Edward W. Gray, Jr.
                                              ----------------------------------
                                                  Edward W. Gray, Jr.
                                           Title: Sr. Vice President,
                                                  General Counsel
                                                  and Secretary








Dated: April 17, 1998

                              AUDITED CONSOLIDATED
                              FINANCIAL STATEMENTS

                              OPERATING BUSINESS OF
                             FELT PRODUCTS MFG. CO.
                                AND SUBSIDIARIES

                   At December 28, 1997 and December 29, 1996
             and for the three fiscal years ended December 28, 1997
                       with Report of Independent Auditors

                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries

                    Audited Consolidated Financial Statements


                   At December 28, 1997 and December 29, 1996
             and for the three fiscal years ended December 28, 1997
                       with Report of Independent Auditors


                                    CONTENTS

Report of Independent Auditors.........................................1

Audited Consolidated Financial Statements

Consolidated Balance Sheets............................................2
Consolidated Statements of Operations and Retained Earnings............4
Consolidated Statements of Cash Flows..................................5
Notes to Consolidated Financial Statements.............................6

                         Report of Independent Auditors


The Management of the Operating Business of Felt Products Mfg. Co. and Subsidiaries

We have audited the accompanying consolidated balance sheets of the Operating Business of Felt Products Mfg. Co. and Subsidiaries as of December 28, 1997 and December 29, 1996 and the related consolidated statements of operations and cash flows for each of the three fiscal years in the period ended December 28, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Operating Business of Felt Products Mfg. Co. and Subsidiaries at December 28, 1997 and December 29, 1996 and the consolidated results of their operations and their cash flows for each of the three fiscal years in the period ended December 28, 1997 in conformity with generally accepted accounting principles.



                                                /s/ ERNST & YOUNG LLP



Chicago, Illinois
February 13, 1998

                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries

                           Consolidated Balance Sheets
                                 (In Thousands)


                                                                 DECEMBER 28,   DECEMBER 29,
                                                                    1997           1996
                                                             -------------------------------
ASSETS
Current assets:
   Trade accounts receivable, less allowances of  $3,326 in
     1997 and $2,308 in 1996                                     $  52,228       $  54,278
   Inventories, net                                                 24,869          19,932
   Refundable income taxes                                             530           5,646
   Deferred income taxes                                                --           5,501
   Other current assets                                              2,740           2,050
                                                                 ---------       ---------
Total current assets                                                80,367          87,407

Property, plant, and equipment:
   Land                                                                121             121
   Buildings and improvements                                       14,343          13,663
   Machinery and equipment                                          48,873          44,927
   Construction in process                                           8,760           5,804
   Accumulated depreciation                                        (21,438)        (22,626)
                                                                 ---------       ---------
Total property, plant, and equipment                                50,659          41,889

Other assets:
   Investment in marketable securities                               7,490          10,352
   Intangible assets, net                                              333             385
   Deferred income taxes                                                --          10,184
   Other long-term assets                                           15,957           8,537
                                                                 ---------       ---------
Total other assets                                                  23,780          29,458
                                                                 ---------       ---------
Total assets                                                     $ 154,806       $ 158,754
                                                                 =========       =========

See notes to consolidated financial statements

                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries



                           Consolidated Balance Sheets
                                 (In Thousands)


                                                     DECEMBER 28,     DECEMBER 29,
                                                         1997             1996
                                                     ----------------------------
LIABILITIES AND EQUITY
Current liabilities:
   Trade accounts payable                             $  14,403       $  11,534
   Accrued income taxes                                   6,175              --
   Accrued sales rebates                                 10,431           7,957
   Accrued payroll and benefits                          22,587          20,308
   Other current liabilities                              6,952           6,252
                                                      ---------       ---------
Total current liabilities                                60,548          46,051

Accrued postretirement benefit obligation                43,272          43,047
Other long-term liabilities                               6,136           4,607

Equity:
   Owners' Equity                                        45,520          65,704
   Foreign currency translation adjustments              (1,194)         (1,095)
   Unrealized gain on marketable securities,
        net of taxes                                        524             440
                                                      ---------       ---------
Total equity                                             44,850          65,049
                                                      ---------       ---------
Total liabilities and equity                          $ 154,806       $ 158,754
                                                      =========       =========

See notes to consolidated financial statements.

                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries



           Consolidated Statements of Operations and Retained Earnings
                                 (In Thousands)


                                                      YEAR ENDED
                                       DECEMBER 28,   DECEMBER 29,    DECEMBER 31,
                                          1997           1996             1995
                                        ---------     ------------    -------------
Net sales                               $ 345,040       $ 327,633      $ 301,882
Cost of goods sold                        194,738         183,500        176,252
                                        ---------       ---------      ---------
Gross profit                              150,302         144,133        125,630

Operating expenses:
   Shipping                                17,593          15,863         15,450
   Advertising and selling                 56,135          59,482         53,693
   General and administrative              49,935          45,376         41,899
   Other                                    3,681           3,378          4,282
                                        ---------       ---------      ---------
                                          127,344         124,099        115,324
                                        ---------       ---------      ---------

Income from operations                     22,958          20,034         10,306
Other income, net                             556             314             89
                                        ---------       ---------      ---------
Income before income taxes                 23,514          20,348         10,395
Income taxes                               24,950           5,363          3,553
                                        ---------       ---------      ---------
Net income/(loss)                       $  (1,436)      $  14,985      $   6,842
                                        =========       =========      =========

See notes to consolidated financial statements.

                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries



                      Consolidated Statements of Cash Flows
                                 (In Thousands)

                                                                            YEAR ENDED
                                                              DECEMBER 28,  DECEMBER 29,   DECEMBER 31,
                                                                  1997         1996            1995
                                                              ----------------------------------------
OPERATING ACTIVITIES
Net income/(loss)                                             $ (1,436)      $ 14,985       $  6,842
Adjustments to reconcile net income/(loss) to net cash
   provided by operating activities:
     Depreciation                                                6,706          6,387          5,736
     Provision for losses on accounts receivable                 1,686            361            276
     Deferred income taxes                                      16,033           (812)          (226)
     Accrued postretirement benefit obligation                     225          2,078          4,100
     Other                                                          36            478            515
     Changes in operating assets and liabilities:
       Trade accounts receivable                                   364        (13,583)           720
       Inventories                                              (4,937)        (6,855)         2,906
       Other assets                                             (2,994)        (6,557)        (5,216)
       Trade accounts payable                                    2,869            891          1,609
       Accrued payroll and benefits                              2,279          5,854          2,543
       Other liabilities                                        10,530          5,324         (2,823)
                                                              --------       --------       --------
Net cash provided by operating activities                       31,361          8,551         16,982
INVESTING ACTIVITIES
Proceeds from sale of marketable securities                      3,850             --             --
Purchases of marketable securities                                (988)        (3,042)        (7,310)
Purchases of property, plant, and equipment                    (15,770)       (11,665)       (10,022)
Proceeds from disposal of property, plant, and equipment           295             70             --
                                                              --------       --------       --------
Net cash (used in) investing activities                        (12,613)       (14,637)       (17,332)
FINANCING ACTIVITIES
Cash distributions to owners                                   (16,287)        (3,036)        (2,183)
                                                              --------       --------       --------
Net cash provided to/(from) affiliates                        $  2,461       ($ 9,122)      $ (2,533)
                                                              ========       ========       ========

See notes to consolidated financial statements

                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries


                   Notes to Consolidated Financial Statements
                                December 28, 1997

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

On January 9, 1998, the owners of the Fel-Pro Group of affiliated entities signed an agreement to sell the Fel-Pro Group operating business and certain related real estate (collectively, the operating businesses of the Fel-Pro Group) to Federal Mogul Corporation (Federal Mogul). Certain non-operating assets, including cash, debt, certain marketable securities, real estate and insurance assets, are not included in the transaction. The transaction closed on February 24, 1998 and the owners received $491.8 million in cash plus $225 million of Federal Mogul Corporation stock.

The accompanying financial statements include the net assets and operations of the Operating Business of Felt Products Mfg. Co. (Felt) and Subsidiaries purchased by Federal Mogul (the Company) and are presented as if the Company had existed as an entity separate from certain affiliated entities not purchased by Federal Mogul. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements. Any activity with those affiliated entities has been reflected in owners' equity. The Company is a member of the Fel-Pro Group of affiliated entities.

The Company is engaged in the manufacture and/or distribution of automotive, heavy duty, and industrial gaskets. Products are primarily sold to customers located throughout the United States, Canada, South America, Middle East, Asia and Europe either directly to original equipment manufacturers or through distributors for the automotive aftermarket. All of these activities constitute a single business segment and all sales originate in North America. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. The terms of customer receivables vary based on customer agreements. Credit losses are provided for in the financial statements and consistently have been within management's expectations. Primary manufacturing operations and corporate offices are located in facilities in Skokie, Illinois.

The stockholders of Felt are also the stockholders of a separate corporation, Unity Sales Corp. (Unity), an "interest charge DISC" under the provisions of the Internal Revenue Code, which is active in foreign markets as the distributor of products sold by Fel-Pro Incorporated and Phillips Gasket, Inc. Commissions paid to Unity of $.7 million in 1997 and $3.2 million in 1996 and 1995, respectively, are reflected as current charges to the Company's operations.

                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries

            Notes to Consolidated Financial Statements (continued)


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A summary of significant accounting policies followed by the Company is as follows:

FISCAL YEAR

The Company uses a 52 or 53 week year, ending on the last Sunday in December. The fiscal years ended December 28, 1997, and December 29, 1996 include 52 weeks, while the fiscal year ended December 31, 1995 includes 53 weeks.

CASH AND CASH EQUIVALENTS

An affiliated entity provides a centralized cash management function; accordingly, the Company does not maintain separate cash accounts and its cash disbursements and collections are settled through owners' equity.

MARKETABLE SECURITIES

Management determines the appropriate classification of its investments at the time of acquisition and reevaluates such determination at each balance sheet date. All investments are classified as available-for-sale securities which are carried at fair value, with unrealized holding gains and losses, net of tax, reported as a component of equity. Marketable equity and debt securities being held for non-current uses such as the funding of postretirement benefit obligations are classified as long-term assets. Quoted market prices have been used in determining the fair value of these investments.

INVENTORIES

Inventories of Fel-Pro Incorporated, a wholly owned subsidiary of Felt, are carried at the lower of last in, first out (LIFO) cost or market. The aggregate inventories of all other subsidiaries are carried at the lower of first in, first out (FIFO) cost or market. At December 28, 1997, and December 29, 1996, 1% and 2% , respectively, are carried on a FIFO basis.

                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries

            Notes to Consolidated Financial Statements (continued)


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INTANGIBLE ASSETS

Goodwill, patents, and trademarks are being amortized over periods of 14 to 20 years using the straight-line method. Noncompetition agreements are being amortized over the terms of the related agreements.

TRANSLATION OF FOREIGN OPERATIONS

The financial statements of the foreign entities have been translated in accordance with Statement of Financial Accounting Standards No. 52 and, accordingly, unrealized foreign currency translation adjustments are reflected as a component of equity.

DEPRECIATION AND AMORTIZATION

Property, plant, and equipment is recorded at cost. For depreciable assets acquired prior to 1991, provisions for depreciation and amortization are computed using both straight-line and accelerated methods for financial reporting purposes, based on the estimated useful lives of the assets. Beginning in 1991, provisions of newly acquired depreciable assets are computed using the straight-line method, based on the estimated useful lives.

RESEARCH AND DEVELOPMENT

Activities related to new product development and major improvements to existing products and processes are expensed as incurred and amounted to approximately $4.4 million in 1997, $4.1 million in 1996 and $4.2 million in 1995.

ADVERTISING

Advertising costs are generally charged to operations in the year incurred and totaled $1.4 million in 1997, $1.5 million in 1996 and $1.3 million in 1995.

MANAGEMENT ESTIMATES

The consolidated financial statements include estimated amounts and disclosures based on management's assumptions about future events. Actual results could differ from those estimates.

                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries

            Notes to Consolidated Financial Statements (continued)


2.  INVESTMENTS

The composition of marketable securities at December 28, 1997, and December 29, 1996, is as follows:

                                          1997                     1996
                                 ------------------------------------------------
                                                 (In Thousands)
                                 FAIR VALUE     COST      FAIR VALUE      COST
                                 ----------    -------    ----------     --------
 Long term investments
     Brinson Global Fund          $ 7,490      $ 6,617      $10,352      $ 9,618
                                  =======      =======      =======      =======


Interest and dividend income, net is included in other income (expense), net, and was $.8 million in both 1997 and 1996, and $.5 million in 1995.




3.  INVENTORIES

Inventories at December 28, 1997, and December 29, 1996, consist of the following:

                                                       1997              1996
                                                    ----------------------------
                                                            (In Thousands)
Raw materials                                         $  7,907         $  7,289
Work in process                                          6,148            6,898
Finished goods                                          30,513           26,895
                                                      --------         --------
Inventories at FIFO                                     44,568           41,082
Less:  Excess of FIFO cost over LIFO cost              (19,699)         (21,150)
                                                      --------         --------
                                                      $ 24,869         $ 19,932
                                                      ========         ========


                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries

            Notes to Consolidated Financial Statements (continued)




4.  INCOME TAXES

Effective December 30, 1996, the stockholders of Felt elected under Subchapter S of the Internal Revenue Code to include Felt's income in their own income for federal tax purposes. Accordingly, Felt is not subject to federal income taxes effective December 30, 1996 and the net deferred tax asset of approximately $15.7 million at December 29, 1996 was written off as a charge to tax expense in fiscal 1997. Additionally, the LIFO reserve of $21.2 million was included in taxable income and the tax cost recorded as a charge to tax expense in the income statement in fiscal 1997.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the deferred tax assets and liabilities at December 29, 1996, are as follows:

                                                                        1996
                                                                   -------------
                                                                   (In Thousands)
DEFERRED TAX ASSETS
Postretirement benefit obligation                                     $ 14,383
Other                                                                    7,509
                                                                      --------
Total deferred tax assets                                               21,892

DEFERRED TAX LIABILITIES
Tax over book depreciation                                              (5,877)
Other                                                                     (330)
                                                                      --------
Total deferred tax liabilities                                          (6,207)
                                                                      ---------
Net deferred tax assets/(liabilities)                                 $ 15,685
                                                                      ========


The income tax provision consists of the following:

                                         1997            1996             1995
                                       -----------------------------------------
                                                      (In Thousands)
Current:
   Federal                             $ 8,576         $ 4,615          $ 2,862
   State                                   629           1,347              763
   Foreign                                  60             213              154
                                       -------         -------          -------
                                         9,265           6,175            3,779
Deferred (credit)                       15,685            (812)            (226)
                                       -------         -------          -------
                                       $24,950         $ 5,363          $ 3,553
                                       =======         =======          =======

                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries

            Notes to Consolidated Financial Statements (continued)


4. INCOME TAXES (CONTINUED)

The reconciliation of income taxes (tax benefits) computed at the United States federal statutory tax rate to income tax expense is:


                                               1997         1996           1995
                                            --------------------------------------
                                                       (In Thousands)
Pretax income for taxable entities          $    263      $ 20,348       $ 10,395
                                            ========      ========       ========

   Income taxes at U.S. statutory rate      $     92      $  7,122       $  3,638

   Tax effect from:
   Reversal of deferred taxes                 15,685
   LIFO recapture                              7,420
   State income taxes                            409           876            496
   Other                                       1,344        (2,635)          (581)
                                            --------      --------       --------
                                            $ 24,950      $  5,363       $  3,553
                                            ========      ========       ========

Income taxes paid were approximately $3.7 million in 1997, $12.8 million in 1996 and $5.6 million in 1995.

5.  EQUITY

A summary of the account activity is as follows:

                                             1997           1996            1995
                                           ---------------------------------------
                                                       (In Thousands)
Beginning balance                          $ 65,704       $ 44,633       $ 37,441
Net income/(loss)                            (1,436)        14,985          6,842
Distribution to owners                      (16,287)        (3,036)        (2,183)
Net cash provided to/(from)affiliates        (2,461)         9,122          2,533
                                           --------       --------       --------
Ending balance                             $ 45,520       $ 65,704       $ 44,633
                                           ========       ========       ========

Felt Products Mfg. Co. has the following common stock authorized, issued, and outstanding:

Authorized shares ($.01 par value)                 200,100
Shares issued and outstanding                     198,137.62
Par value                                           $1,981

                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries

            Notes to Consolidated Financial Statements (continued)


6.  EMPLOYEE BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFITS

The Company maintains, for the benefit of its eligible employees, the following benefit plans:

EMPLOYEES' PROFIT-SHARING AND RETIREMENT PLAN

This plan is noncontributory on the part of participants, except for their voluntary contributions (which are limited, as provided in the plan agreement). Discretionary contributions by the Company for each year are determined by the Board of Directors. Distributions from the plan are made to participants or their beneficiaries on death, retirement, disability, or termination of employment. Contributions were approximately $8 million in both 1997 and 1996 and $6.9 million in 1995.

DEATH BENEFIT PLAN

The Company maintains a "death benefit plan" for selected managerial employees. The plan provides that in the event of death of a participant, before termination of employment or retirement, the applicable death benefits, as defined, are payable to the participant's designated beneficiaries. There were no beneficiary payments made in 1997, 1996 or 1995. The Company may at any time amend or revoke the "death benefit plan" without the consent of its participants. Since the plan is presently fully funded through life insurance policies in which the participants possess no interest and the payment of benefits is contingent upon the death of participants, no provision for such future possible payments has been reflected in the consolidated financial statements.

DEFERRED COMPENSATION PLAN

The Company maintains deferred compensation plans for qualified managers. The plans allow such participants to defer up to 90% of their annual bonuses and salary (subject to certain limitations). The plans also provide for matching amounts (as defined) from the employer, provide for a growth increment dependent on several factors, and provide for additional employer contributions on compensation in excess of $160,000. Distributions from the plan are made to the participants or their designated beneficiaries upon the earlier of death, retirement, disability, termination of employment, or by participant choice. Employer and employee contributions, including interest, of $2.7 million, $2.3 million and $2.2 million were paid to the plans in 1997, 1996 and 1995, respectively.

                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries

            Notes to Consolidated Financial Statements (continued)


6.  EMPLOYEE BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFITS (CONTINUED)

OTHER POSTRETIREMENT BENEFITS

The Company provides postretirement medical, dental, and death benefits to domestic employees hired prior to January 1, 1988, who have worked at least 10 years and attained age 55 while in service with the Company. All employees hired subsequent to this date are eligible for these benefits if they have worked at least 20 years and attained age 55. The plan amendment in November 1996 provided that for all retiree groups, the Company caps its contributions toward retiree health care at the employer cost levels reached in 2004, thereby reducing the liability and annual expense. The plan is contributory and contains certain cost-sharing features such as deductibles, coinsurance, and a lifetime payout maximum. Assets with a fair value of $7.5 million and $10.4 million which are included in investments in marketable securities at December 28, 1997 and December 29, 1996, respectively, are being held for non-current uses such as the postretirement benefits. The Company's foreign subsidiaries provide no significant postretirement benefits.

The following table presents the components of the liability recognized in the Company's balance sheet at December 28, 1997, and December 29, 1996:

                                                          1997            1996
                                                         -----------------------
                                                             (In Thousands)
Accumulated postretirement benefit obligation:
   Retirees                                               $16,297        $13,412
   Fully eligible active plan participants                  4,150          6,817
   Other active plan participants                           6,596          8,397
Unrecognized net gain                                       3,516            622
Unrecognized plan reduction                                12,713         13,799
                                                          -------        -------
Accrued postretirement benefit cost                       $43,272        $43,047
                                                          =======        =======


A summary of the components of net periodic postretirement benefit cost is as follows:


                                                1997         1996           1995
                                              ------------------------------------
                                                          (In Thousands)
Service cost                                  $   554       $ 1,438       $ 1,233
Interest cost                                   1,906         2,639         2,782
Amortization of unrecognized gain                 (42)           --            --
Amortization of plan reduction                 (1,086)         (390)         (251)
                                              -------       -------       -------
Net periodic postretirement benefit cost      $ 1,332       $ 3,687       $ 3,764
                                              =======       =======       =======

                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries

            Notes to Consolidated Financial Statements (continued)


6.  EMPLOYEE BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFITS (CONTINUED)

The health care cost trend rate utilized to determine the benefit cost was 9.5% for 1997 and 1996, decreasing gradually to 5.5% for 2005 and thereafter. Increasing the trend rate by one percentage point in each year would increase the accumulated postretirement benefit obligation as of December 28, 1997, by $1.7 million and increase the annual postretirement benefit cost for 1997 by $0.2 million. The discount rate used in determining the accumulated postretirement benefit obligation was 7.50% at December 28, 1997 and December 29, 1996.


7.  LEASE COMMITMENTS

The Company leases its primary operating facilities, which were purchased by Federal Mogul Corporation, from a related party, under operating leases. In addition, the Company leases equipment from outside parties under an operating lease. Minimum future rentals under these operating leases at December 28, 1997, approximate the following (in thousands):

1998                                                                $2,020
1999                                                                   286
2000                                                                   250
2001                                                                   250
2002                                                                   250
Thereafter                                                             250
                                                                    ------
                                                                    $3,306
                                                                    ======

In addition to annual minimum rentals, as reflected above, certain leases provide for payment by the lessees of costs applicable to operating the leased premises (real estate taxes, insurance, repairs and maintenance costs, utilities, etc.)

The principal operating facility lease expires on February 28, 1998.

Rental expense charged to operations for all operating leases amounted to approximately $11.7 million in 1997, $11.5 million in 1996 and $11.1 million in 1995 of which $11 million in 1997, $10.8 million in 1996 and $10.4 million in 1995 was to a related party.

                              Operating Business of
                     Felt Products Mfg. Co. and Subsidiaries

            Notes to Consolidated Financial Statements (continued)



8.  COMMITMENTS AND CONTINGENCIES

The Company is engaged in various legal actions arising in the ordinary course of its business. Management, after taking into consideration legal counsel's evaluation of such actions, is of the opinion that it has adequate legal defenses or insurance coverages and that the outcome of these matters will not have a material adverse effect on the Company's consolidated financial position.

                                  EXHIBIT INDEX



23.1    Consent of Ernst & Young LLP